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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



                     Date of Report:      APRIL 8, 1994
                                          -------- ----



                          ALLIED PRODUCTS CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   DELAWARE
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                 (State or other jurisdiction of incorporation)






       1-5530                                            38-0292230
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(Commission File Number)                            (I.R.S. Employer
                                                    Identification Number)


       10 SOUTH RIVERSIDE PLAZA, SUITE 1600, CHICAGO, ILLINOIS  60606
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               (Address of principal executive offices)(zip code)



                                 (312) 454-1020
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               (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On March 17, 1994, Allied Products Corporation ("Allied") entered into a Credit Agreement and a Security Agreement with Continental Bank N.A., individually and as Agent ("Agent"), and LaSalle National Bank ("LaSalle") (together the Agent and LaSalle are referred to as the "Lenders"). Pursuant to the Credit Agreement, the Lenders provided a credit facility not to exceed $50,000,000 consisting of a Revolving Loan facility of up to $35,000,000 and a facility of up to $15,000,000 to support standby and commercial letters of credit. The facility is evidenced by Revolving Notes in the principal amounts of $35,000,000 and $15,000,000 issued by the Agent and LaSalle, respectively. On December 31, 1994, the aggregate amount of the Revolving Loan facility provided by the Lenders will be reduced to $25,000,000 (such reduction being pro rata between the Lenders according to their respective loan percentages). The proceeds of the loans will be used by Allied for working capital and other general operating purposes.

Pursuant to the Security Agreement and in exchange for the loans, Allied granted to the Lenders a first priority security interest in the inventory, accounts receivable, and other collateral of Allied related thereto. The security interest granted to the Lenders will terminate after September 30, 1994 if Allied meets certain income projections as provided in the Security Agreement.

Simultaneously with the funding under the Credit Agreements, Allied used a portion of the loan amount to prepay the balance of outstanding loans made to Allied's operating subsidiaries, Bush Hog Corporation, Coz Corporation, and Verson Corporation (collectively, the "Subsidiaries"). The lenders to each of the Subsidiaries simultaneously released all of their security interests in the assets of the Subsidiaries. The Subsidiaries were then dissolved pursuant to Plans of Liquidation and Dissolution by which Allied assumed all of the assets and all of the liabilities of each of the Subsidiaries, which shall continue to operate as divisions of Allied.

At the closing for the Credit Agreement, Allied also received a Termination and Release delivered by Continental Bank N.A., as Agent, terminating the Amended and Restated Credit and Debt Restructuring Agreement dated as of January 28, 1993 and releasing all security interests previously held by the lenders thereunder.

ITEM 7.  EXHIBITS

(10) (i) Credit Agreement dated as of March 17, 1994 among Allied Products Corporation,LaSalle National Bank, and Continental Bank N.A., individually and as Agent

      (ii) List of Exhibits and Disclosure Schedules to Credit Agreement

     (iii) Security Agreement Dated as of March 17, 1994 between Allied Products Corporation and Continental Bank N.A., as Agent

      (iv) List of Exhibits to Security Agreement
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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ALLIED PRODUCTS CORPORATION


                                          /S/ KENNETH B. LIGHT
                                          By:  Kenneth B. Light
                                          Its: Executive Vice President
                                          Date:  April 8, 1994